Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 12 – COMMITMENTS AND CONTINGENT LIABILITIES

From time to time, the Company may be involved in claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss. The Company is not currently involved in any legal proceedings that could reasonably be expected to have a material adverse effect on its business, prospects, financial condition or results of operations.

Ophectra

In November 2020, the Israeli Securities Authority, or ISA, initiated an administrative proceeding claiming negligent misstatement regarding certain immediate and periodic reports published by the Company’s predecessor, Ophectra, regarding two alleged matters during the years 2017 and 2018. The ISA viewed the Company as a party to this proceeding, notwithstanding the infractions being alleged against Ophectra, from a period prior to its merger with MeaTech. In April 2021, the Company recorded a loss contingency in the amount of USD 192 thousand (NIS 700 thousand). In July 17, 2025, the matter was settled for USD 104 thousand (NIS 350 thousand), to be paid in 20 monthly installments. As of December 31, 2025, the remaining balance payable under the settlement agreement amounted to USD 77 thousands (NIS 245 thousand).